UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019 (May 14, 2019)

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A

New York, New York 10036

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 364-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:

Common Stock, par value $0.01 per share	GPMT	New York Stock Exchange

Item 5.07  Submission of Matters to a Vote of Security Holders.

Granite Point Mortgage Trust Inc. (the “Company”) held its Annual Meeting of Stockholders on May 14, 2019 for the purpose of: (i) electing eight directors to serve on the Company’s board of directors until the 2020 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Proposal 1 — Election of Directors

Each of the eight director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2020 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Tanuja M. Dehne	34,891,210	493,124	79,086	11,917,139
Martin A. Kamarck	34,897,688	483,204	82,528	11,917,139
Stephen G. Kasnet	34,940,710	192,956	329,754	11,917,139
William Roth	29,753,202	5,627,800	82,418	11,917,139
W. Reid Sanders	35,188,712	191,229	83,479	11,917,139
Thomas E. Siering	31,360,952	4,017,869	84,599	11,917,139
John A. Taylor	33,071,992	2,309,264	82,164	11,917,139
Hope B. Woodhouse	34,878,773	507,216	77,431	11,917,139

Proposal 2 — Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
34,927,202	378,199	158,019	11,917,139

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The proposal received the following final voting results:

For	Against	Abstain
47,182,790	129,838	67,931

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2019	GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel